Exhibit 99.1

MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP

and

MGP FINANCE CO-ISSUER, INC.

LETTER OF TRANSMITTAL

To Tender for Exchange

4.500% Senior Notes due 2028

that have been registered under the Securities Act of 1933, as amended for

Outstanding 4.500% Senior Notes due 2028

Pursuant to the Prospectus Dated                 , 2017

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                , 2018, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS.

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted timely to U.S. Bank, National Association (the “Exchange Agent”) as follows:

By overnight courier or mail to:	By certified or registered mail to:
U.S. Bank National Association	U.S. Bank National Association
60 Livingston Avenue	60 Livingston Avenue
St. Paul, Minnesota 55107	St. Paul, Minnesota 55107
Attn: Specialized Finance	Attn: Specialized Finance

By Facsimile Transmission	By hand:
(For Eligible Institutions Only):	U.S. Bank National Association
(651) 466-7372	60 Livingston Avenue
Confirm by Telephone:	1st Floor - Bond Drop Window
(800) 934-6802	St. Paul, Minnesota 55107

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Exchange Agent by telephone at (800) 934-6802.

The Exchange Offer is not being mailed to, nor will tenders be accepted from or on behalf of, holders of outstanding 4.500% Senior Notes due 2028 in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

Preliminary Instructions

The undersigned hereby acknowledges receipt of the Prospectus dated                 , 2017 (as it may be amended or supplemented from time to time, the “Prospectus”) of MGM Growth Properties Operating Partnership LP, a Delaware limited partnership (the “Company”), and MGP Finance Co-Issuer, Inc., a Delaware corporation (the “Co-Issuer” and, together with the Company, the “Issuers”), and this Letter of Transmittal (this “Letter of Transmittal”), which together constitute the Issuers’ offer to exchange (the “Exchange Offer”) their new 4.500% Senior Notes due 2028 (the “Exchange Notes”), the issuance of which has been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of their outstanding unregistered 4.500% Senior Notes due 2028 (the “Initial Notes”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

The forms and terms of the Exchange Notes will be identical in all material respects to the forms and terms of the Initial Notes, except that (i) the offer and sale of the Exchange Notes will have been registered under the Securities Act, will not bear any legend restricting their transfer and generally will not be subject to restrictions on transfer, (ii) the Exchange Notes will bear different CUSIP Numbers from the Initial Notes, (iii) holders of the Exchange Notes will not be entitled to registration rights and (iv) holders of the Exchange Notes will not have the right to earn additional interest under circumstances relating to the Issuers’ obligations under the Registration Rights Agreement dated September 21, 2017 with respect to the Initial Notes (the “Registration Rights Agreement”) among the Issuers, the guarantors named therein (the “Guarantors”) and the initial purchasers named therein, pursuant to which the Exchange Offer is made. Interest on the Exchange Notes will accrue from the last interest payment date on which interest was paid on the Initial Notes surrendered in exchange thereof, or, if no interest has been paid on the Initial Notes, from the date of its original issue. See “The Exchange Offer” in the Prospectus.

This Letter of Transmittal is to be completed by a holder of Initial Notes if certificates representing the Initial Notes are to be forwarded herewith. Notwithstanding the foregoing, valid acceptance of the terms of the Exchange Offer may be effected by a participant in the Depository Trust Company (“DTC”) tendering Initial Notes through DTC’s Automated Tender Offer Program (“ATOP”) where the Exchange Agent receives an Agent’s Message prior to the Expiration Date. Accordingly, such participant must electronically transmit its acceptance to DTC through ATOP, and then DTC will edit and verify the acceptance, execute a book-entry delivery to the Exchange Agent’s account at DTC and send an Agent’s Message to the Exchange Agent for its acceptance. The term “Agent’s Message” means a message, transmitted by DTC and received by the Exchange Agent and forming part of a Book-Entry Confirmation (as defined below), which states that DTC has received an express acknowledgment from a participant tendering Initial Notes that are the subject of the Book-Entry Confirmation that the participant has received and agrees to be bound by the terms of this Letter of Transmittal, and that we may enforce that agreement against the participant. By tendering through ATOP, participants in DTC will expressly acknowledge receipt of this Letter of Transmittal and agree to be bound by its terms, and the Issuers will be able to enforce such agreement against such DTC participants.

The Issuers reserve the right, at any time and from time to time, to extend the Exchange Offer, in which case the term “Expiration Date” means the latest date and time to which the Exchange Offer is extended. In order to extend the Exchange Offer, the Issuers will notify the Exchange Agent and each registered holder thereof by oral (confirmed in writing) or written notice or will issue a press release or other public announcement of such extension, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date. The Exchange Offer is not conditioned upon the tender of any minimum aggregate principal amount of Initial Notes. However, the Exchange Offer is subject to certain conditions. See “The Exchange Offer—Conditions” in the Prospectus.

Holders who wish to tender their Initial Notes but who cannot, prior to 5:00 p.m., New York City time, on the Expiration Date (i) deliver their Initial Notes, this Letter of Transmittal or any other required documents to the Exchange Agent or (ii) deliver a confirmation of the book-entry tender of their Initial Notes into the

Exchange Agent’s account at DTC (a “Book-Entry Confirmation”) and otherwise complete the procedures for book-entry transfer, may effect a tender of Initial Notes by complying with the guaranteed delivery procedures set forth in Instruction 1 attached to this Letter of Transmittal. Delivery of documents to DTC or the Issuers does not constitute delivery to the Exchange Agent.

HOLDERS OF OUTSTANDING NOTES SHOULD COMPLETE THE APPROPRIATE BOXES BELOW AND SIGN THIS LETTER OF TRANSMITTAL TO INDICATE THE ACTION THE HOLDERS ELECT TO TAKE WITH RESPECT TO THE EXCHANGE OFFER.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the Initial Notes described in Box I (Description of Tendered Notes) (the “Tendered Notes”). The undersigned is the registered owner of all the Tendered Notes, and the undersigned represents that it has received from each beneficial owner of the Tendered Notes described in Box II (Beneficial Owner(s)) (a “Beneficial Owner”) a duly completed and executed form of “Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to the Tendered Notes.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuers) with respect to the Tendered Notes with the full power of substitution to (i) deliver certificates for the Tendered Notes to the Issuers and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers, (ii) present the Tendered Notes for transfer on the books of the Issuers and (iii) receive for the account of the Issuers all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be an irrevocable power coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Tendered Notes and that when such Tendered Notes are accepted for exchange, the Issuers will acquire good and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale and transfer and not subject to any adverse claim when the same are accepted by the Issuers and that the information set forth in Box II (Beneficial Owner(s)) is correct. The undersigned and any Beneficial Owner represent and warrant to the Issuers that (i) the undersigned and any Beneficial Owner are acquiring the Exchange Notes in the ordinary course of business of the undersigned and any Beneficial Owner, (ii) that neither the undersigned nor any Beneficial Owner is engaged in, intends to engage in, or has any arrangement or understanding with any person or entity to participate in, a distribution (within the meaning of the Securities Act) of the Exchange Notes, (iii) that neither the undersigned nor any Beneficial Owner is an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Issuers and (iv) that neither the undersigned nor any Beneficial Owner is acting on behalf of any person or entity who could not truthfully make the statements set forth in clauses (i), (ii) and (iii) above.

If the undersigned or any Beneficial Owner is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, the undersigned and such Beneficial Owner (i) represent that such broker-dealer is participating in the applicable Exchange Offer for its own account and is exchanging Initial Notes acquired as a result of market-making or other trading activities and (ii) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. However, by so acknowledging and so delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The above-referenced prospectus may be the Prospectus

(as it may be amended or supplemented from time to time) only if it contains a plan of distribution and selling security holder information with respect to such resale transactions (but need not name the undersigned or disclose the amount of Exchange Notes held by the undersigned or any such Beneficial Owner).

The undersigned and any Beneficial Owner agree that acceptance of any Tendered Notes by the Issuers and the issuance of Exchange Notes in exchange therefor will constitute performance in full by the Issuers of their obligations under the Registration Rights Agreement and that the Issuers will have no further obligations or liabilities thereunder (except as expressly provided therein).

The undersigned and any Beneficial Owner also acknowledge as follows: The Exchange Offer is being made based upon the Issuers’ understanding of existing interpretations of the Securities Act by the staff of the Securities and Exchange Commission (the “Commission”) set forth in several “no-action” letters to third parties and unrelated to the Issuers and the Exchange Offer, and, based on such interpretations, the Issuers believes that the Exchange Notes issued pursuant to the Exchange Offer in exchange for Initial Notes may be offered for resale, resold and otherwise transferred by the holders thereof (other than any such holder which is an “affiliate” of the Issuers within the meaning of Rule 405 under the Securities Act) without further compliance with the registration and prospectus delivery requirements of the Securities Act; provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders are not engaged in, do not intend to engage in, and have no arrangement or understanding with any person or entity to participate in, the distribution of such Exchange Notes (within the meaning of the Securities Act); provided, further, that if a holder is a broker-dealer, the holder is participating in the Exchange Offer for its own account in exchange for Initial Notes that were acquired as a result of market-making or other trading activities and the holder must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. Any holder who is an affiliate of the Issuers, who does not acquire the Exchange Notes in the ordinary course of business, who intends to participate in the Exchange Offer for the purpose of distributing the Exchange Notes or is a broker-dealer who purchased the Initial Notes directly from the Issuers (i) will not be able to rely on the interpretations by the staff of the Commission set forth in the above-mentioned “no-action” letters, (ii) will not be able to tender its Initial Notes in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer transaction unless such sale or transfer is made pursuant to an exemption from such requirements. The undersigned acknowledges that the Issuers have not sought or received its own “no-action” letter with respect to the Exchange Offer and the related transactions, and that there can be no assurance that the staff of the Commission will make a determination in the case of the Exchange Offer and such transactions that is similar to its determinations in the above-mentioned “no-action” letters. The undersigned and any Beneficial Owner further acknowledge that the Issuers may rely upon each of the foregoing representations and covenants for purposes of the Exchange Offer.

For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted validly Tendered Notes when, as and if the Issuers have given written notice thereof to the Exchange Agent.

The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the Issuers or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Tendered Notes. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned and each Beneficial Owner hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and such Beneficial Owner, and shall not be affected by, and shall survive the death or incapacity of, the undersigned and such Beneficial Owner. The undersigned understands that tenders of the Tendered Notes pursuant to the procedures described in the Prospectus under “The Exchange Offer—Procedures for Tendering” and in the Instructions hereto will constitute a binding agreement between the undersigned and the Issuers in accordance with the terms and subject to the conditions set forth herein and in the Prospectus.

The undersigned recognizes that (i) under certain circumstances set forth in the Prospectus under “The Exchange Offer—Conditions,” the Issuers will not be required to accept the Tendered Notes for exchange and the undersigned may withdraw its tender of Tendered Notes only as set forth in the Prospectus under “The

Exchange Offer—Withdrawal of Tenders.” Tendered Notes not accepted for exchange or which have been withdrawn will be returned, without expense, to the undersigned as promptly as practicable after the Expiration Date, in the manner set forth in the next succeeding paragraph.

Unless otherwise indicated in Box V (Special Issuance Instructions), please issue certificates for the Exchange Notes (and, if applicable, substitute certificates representing any Initial Notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated in Box VI (Special Delivery Instructions), please (i) send certificates for the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes not exchanged) to the undersigned at the address indicated in Box I (Description of Tendered Notes) or (ii) in the case of a book-entry tender of Initial Notes, please credit the Exchange Notes (and, if applicable, Initial Notes not exchanged) to the account at DTC indicated in Box III (Method of Delivery).

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY

BEFORE COMPLETING ANY BOX BELOW.

BOX I DESCRIPTION OF TENDERED NOTES*
Name(s) and Address(es) of Registered Note Holder(s), exactly as name(s) appear(s) on Initial Note Certificate(s)	Certificate Number(s) of Outstanding Notes**	Aggregate Principal Amount Represented by Certificate(s)	Aggregate Principal Amount Tendered***

Total:

*	List the Initial Notes to which this Letter of Transmittal relates. If the space provided is inadequate, the Certificate numbers and principal amount of Initial Notes should be listed on a separate signed schedule attached hereto.
**	Need not be completed by persons tendering by book-entry transfer.
***	Tenders of Initial Notes must be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Initial Notes represented by the Certificate(s) set forth above. See Instruction 2.

BOX II BENEFICIAL OWNER(S)

State of Principal Residence of Each Beneficial Owner of Tendered Notes	Principal Amount of Tendered Notes Held for Account of Beneficial Owner

BOX III

METHOD OF DELIVERY

(See Instruction 1)

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

If Delivered by Book-Entry Transfer, Complete the Following:

Name of Tendering Institution

Account Number and Transaction Code Number

BOX IV

ATTENTION BROKER-DEALERS

☐	CHECK HERE IF THE UNDERSIGNED OR ANY BENEFICIAL OWNER OF TENDERED NOTES IS A BROKER-DEALER AND WISHES TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name

Address

BOX V SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates for Exchange Notes and/or certificates for Initial Notes not exchanged are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal in Box VII (Signature).

Issue: Exchange Notes issued and/or Initial Notes not exchanged to:
Name
(Please Type of Print)

(Please Type of Print)
Address(es)

(Zip Code)
Taxpayer Identification Number or Social Security Number

BOX VI SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if (1) certificates for Exchange Notes and/or certificates for Initial Notes not exchanged are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal in Box VII (Signature) at the address(es) indicated in Box I (Description of Tendered Notes) or (2) Exchange Notes and/or Initial Notes not exchanged are to be issued or returned, respectively, to an account maintained at DTC other than the account indicated in Box III (Method of Delivery).

Send: Exchange Notes and/or Initial Notes not exchanged to:

Issue: Exchange Notes issued and/or Initial Notes not exchanged to:

Name(s)
(Please Type or Print)

(Please Type or Print)

Address(es)

(Zip Code)

Credit: Exchange Notes and/or Initial Notes not exchanged to DTC account as follows:

Name(s)

                                         (Please Type or Print)

                                         (Please Type or Print)

Crediting Instructions

Account Number(s)

BOX VII

SIGNATURE: TO BE COMPLETED BY ALL TENDERING HOLDERS

(See Instructions 1 and 3)

In addition, the enclosed Internal Revenue Service Form W – 9 or appropriate Internal Revenue

Service Form W – 8 must be completed and signed.

, 20

, 20

, 20

Signatures by Tendering Holders	Date
Area Code(s) and Telephone Number(s)

For any Tendered Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Tendered Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents submitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and the other information indicated below and, unless waived by the Issuers, submit herewith evidence satisfactory to the Issuers of authority to so act. See Instruction 3.

Name
(Please Type of Print)

Capacity

Address(es)

(Including Zip Code)

Area Code and Telephone Number

Tax Identification Number or Social Security Number

                                             SIGNATURE GUARANTEE

                                           (If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution (Authorized Signature)

(Print Name)

(Title)

(Name of Firm—Must be an Eligible Institution as defined in Instruction 3)

Address

Area Code and Telephone Number

MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP

and

MGP FINANCE CO-ISSUER, INC.

INSTRUCTIONS TO LETTER OF TRANSMITTAL

FORMING PART OF THE TERMS AND CONDITIONS

OF THE EXCHANGE OFFER

Delivery of this Letter of Transmittal and Tendered Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by holders of Initial Notes if (i) certificates are to be forwarded herewith or (ii) a tender of certificates for Initial Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the book-entry transfer procedures set forth under “The Exchange Offer—Procedures for Tendering” in the Prospectus. Certificates for all physically tendered Initial Notes, or a Book-Entry Confirmation, and, in the case of certificates, a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and all other documents required by this Letter of Transmittal must be received by the Exchange Agent at the address set forth on the front cover and back cover hereof prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

The method of delivery of this Letter of Transmittal, the Tendered Notes and all other required documents is at the election and risk of the tendering holders. The delivery will be deemed made only when actually received or confirmed by the Exchange Agent. As an alternative to delivery by mail, holders may wish to consider overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

Tender by Registered Holder; Instructions to Beneficial Holders; Partial Tenders. Only a holder in whose name Initial Notes are registered may execute and deliver this Letter of Transmittal and tender Initial Notes in the Exchange Offer. Any Beneficial Owner whose Initial Notes are registered in the name of a broker, dealer, commercial bank, trust, company or other nominee and who wishes to tender such Initial Notes should (i) contact such registered holder promptly and instruct such registered holder to tender such Initial Notes on such Beneficial Owner’s behalf, (ii) properly complete and duly execute the form of “Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner” accompanying this Letter of Transmittal and (iii) timely deliver such form to such registered holder. The Issuers, the Exchange Agent and the transfer and registrar for the Initial Notes shall be entitled to rely upon all representations, warranties, covenants and instructions given or made by such registered holder and/or such Beneficial Owner. If such Beneficial Owner wishes to tender Initial Notes on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Initial Notes, either make appropriate arrangements to register ownership of the Initial Notes in such Beneficial Owner’s name or obtain a properly completed bond power from the registered holder. Any such transfer of registered ownership may take considerable time.

Tendered Notes must be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. If less than the entire principal amount of the Initial Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should indicate the aggregate principal amount of Initial Notes to be tendered in Box I (Description of Tendered Notes) under the caption “Aggregate Principal Amount Tendered.” The entire principal amount of Initial Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Initial Notes held by the tendering holder is not tendered for exchange, then (i) unless otherwise indicated in Box V (Special Issuance Instructions), certificates evidencing untendered Initial Notes and Exchange Notes issued pursuant to the Exchange Offer will be issued in the name of the person signing this Letter of Transmittal and (ii) unless otherwise indicated in Box VI (Special Delivery Instructions), such certificates will be sent to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes) (or, in the case of a book-entry tender of Initial Notes, credited to the account at DTC indicated in Box III (Method of Delivery)).

Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder of the Tendered Notes, the signature must correspond exactly with the name(s) as written on the face of the certificates for the Tendered Notes without any change whatsoever. If any tendered Initial Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Initial Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and signatures on each such endorsement or bond power must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority to so act must be submitted with this Letter of Transmittal.

Endorsements on certificates for Tendered Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, or is a savings institution, commercial bank or trust company having an office or correspondent in the United States, or is otherwise an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and which is, in each case, a member of a recognized signature guarantee program (i.e., Securities Transfer Agents Medallion Program, Stock Exchange Medallion Program or New York Stock Exchange Medallion Signature Program) (an “Eligible Institution”).

Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Tendered Notes are tendered by: (i) the registered holder thereof (which term for purposes of the exchange offer includes any participant of DTC whose name appears on a security position listing as the holder of such Tendered Notes) who has not completed Box V (Special Issuance Instructions) or Box VI (Special Delivery Instructions) on this Letter of Transmittal or (ii) an Eligible Institution.

Special Issuance and Delivery Instructions. Tendering holders should indicate in the applicable boxes the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Initial Notes not exchanged are to be issued or sent if different from the name or address of the holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated. If no such instructions are given, certificates evidencing such Initial Notes not exchanged and Exchange Notes issued pursuant to the Exchange Offer will be returned to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes) (or, in the case of a book-entry tender of Initial Notes, credited to the account at DTC indicated in Box III (Method of Delivery)).

Taxpayer Information—Internal Revenue Service Form W-9 or Appropriate Internal Revenue Service Form W-8. Payments of principal and interest on a note are generally subject to backup withholding unless the holder provides the Issuers (as payor) or other payor with such holder’s correct Taxpayer Identification Number (“TIN”) on Internal Revenue Service (“IRS”) Form W-9 (or appropriate IRS Form W-8 in the case of a foreign holder), which in the case of a tendering holder who is an individual, is his or her social security number, and, in the case of an entity, the TIN is typically the employer identification number. If the Issuers are not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a penalty imposed by the IRS, and all reportable payments that are made to such holder may be subject to backup withholding. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or a credit against U.S. federal income tax liability if the required information is furnished in a timely manner to the IRS.

Exempt holders of Initial Notes (such as corporations) are not subject to these backup withholding and reporting requirements.

To prevent backup withholding on reportable payments of principal and interest by the Issuers, each holder of Tendered Notes must provide its correct TIN by completing the IRS Form W-9 enclosed with this Letter of Transmittal, certifying (x) that the TIN provided is correct (or that such holder is awaiting a TIN), (y) that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding and (z) that the holder is a U.S. citizen or other U.S. person. If the holder of Tendered Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Issuers a completed appropriate IRS Form W-8, which may be obtained at the IRS website at www.irs.gov. If the Tendered Notes are in more than one name or are not in the name of the Beneficial Owner, the tendering holder should consult its tax advisor for information on which TIN to report. If such holder does not have a TIN, such holder should consult its tax advisor for instructions on applying for a TIN and complete the IRS Form W-9 or IRS Form W-8 in accordance with the IRS instructions provided with the forms.

Transfer Taxes. The Issuers will pay all transfer taxes, if any, applicable to the exchange of Tendered Notes under the Exchange Offer. The tendering holder, however, will be required to pay any transfer taxes, whether imposed on the registered holder or any other person, if:

•	Tendered Notes are to be delivered to, or issued in the name of, any person other than the registered holder of the Tendered Notes so exchanged;

•	Tendered Notes are registered in the name of any person other than the person signing this Letter of Transmittal; or

•	a transfer tax is imposed for any reason other than the exchange of Tendered Notes under the Exchange Offer.

If satisfactory evidence of payment of transfer taxes is not submitted with this Letter of Transmittal, the amount of any transfer taxes will be billed to the tendering holder.

Waiver of Conditions. The Issuers reserve the absolute right to waive any or all conditions relating to the Exchange Offer set forth in the Prospectus.

No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All holders of Tendered Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Tendered Notes for exchange.

Mutilated, Lost, Stolen or Destroyed Initial Notes. Any holder whose Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address set forth on the front and back covers hereof for further instructions.

Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Notes will be determined by the Issuers in their sole discretion, which determination will, subject to applicable law, be final and binding. The Issuer reserves the absolute right to reject any and all

Tendered Notes not properly tendered or any Tendered Notes, the Issuers’ acceptance of which would, in the opinion of counsel for the Issuers, be unlawful. The Issuers also reserve the right in their sole discretion to waive any defects, irregularities or conditions of tender as to any Tendered Notes. The Issuers’ interpretation of the terms and conditions of the Exchange Offer (including the Instructions in this Letter of Transmittal) will, subject to applicable law, be final and binding on all parties. Unless waived, any defects or irregularities in connection with Tendered Notes must be cured within such time as the Issuers shall determine. Although the Issuers intends to notify holders of defects or irregularities with respect to tenders of Tendered Notes, neither the Issuers, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Tendered Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Tendered Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as promptly as practicable following the Expiration Date.

Acceptance of Tendered Notes and Issuance of Notes; Return of Notes. Subject to the terms and conditions of the Exchange Offer, the Issuers will accept for exchange all validly tendered Initial Notes as promptly as practicable after the Expiration Date and will issue Exchange Notes therefor as promptly as practicable thereafter. For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted validly tendered Initial Notes when, as and if the Issuers have given oral or written notice thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Tendered Notes will be returned, without expense, to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes), except as may otherwise be specified in Box V (Special Issuance Instructions) or Box VI (Special Delivery Instructions).

Withdrawal. Tendered Notes may be withdrawn only pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Withdrawal of Tenders.”

Requests for Assistance or Additional Copies. Questions relating to the procedures for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address and telephone number set forth on the front and back covers hereof.

Form W-9 (Rev. November 2017) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

4 Exemptions (codes apply only to
certain entities, not individuals; see
instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting code
(if any)

(Applies to accounts maintained outside
the U.S.)

	☐	Individual/sole proprietor or single- member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
	☐	Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶
☐

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check
LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

Other (see instructions) ▶

	5 Address (number, street, and apt. or suite no.) See instructions.								Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number
	–	–
or
Employer Identification number
-

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

•	Form 1099-INT (interest earned or paid)

•	Form 1099-DIV (dividends, including those from stocks or mutual funds)

•	Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

•	Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

•	Form 1099-S (proceeds from real estate transactions)

•	Form 1099-K (merchant card and third party network transactions)

•	Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

•	Form 1099-C (canceled debt)

•	Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN. If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Cat. No. 10231X	Form W-9 (Rev. 11-2017)

By signing the filled-out form, you:

1.	Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2.	Certify that you are not subject to backup withholding, or

3.	Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4.	Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien;

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

•	An estate (other than a foreign estate); or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

•	In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

•	In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

•	In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1.	The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2.	The treaty article addressing the income.

3.	The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4.	The type and amount of income that qualifies for the exemption from tax.

5.	Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1.	You do not furnish your TIN to the requester,

2.	You do not certify your TIN when required (see the instructions for Part II for details),

3.	The IRS tells the requester that you furnished an incorrect TIN,

4.	The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5.	You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

6.	Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

(a)	Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

(b)	Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

(c)	Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

(d)	Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

(e)	Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n)	THEN checks the box for
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC

•    LLC treated as a partnership for U.S. federal tax purposes,

•    LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or

•    LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.

Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

•	Generally, individuals (including sole proprietors) are not exempt from backup withholding.

•	Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

•	Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

•	Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for	THEN the payment is exempt for
Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1.	Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2.	Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3.	Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4.	Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5.	Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	For this type of account:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor²
5. a. The usual revocable savings trust (grantor is also trustee)b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee[1] The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner³
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legalentity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]	You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.
*Note:	The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

U.S. Bank, National Association, As Exchange Agent

By overnight courier or mail to:	By certified or registered mail to:
U.S. Bank National Association	U.S. Bank National Association
60 Livingston Avenue	60 Livingston Avenue
St. Paul, Minnesota 55107	St. Paul, Minnesota 55107
Attn: Specialized Finance	Attn: Specialized Finance

By Facsimile Transmission	By hand:
(For Eligible Institutions Only):	U.S. Bank National Association
(651) 466-7372	60 Livingston Avenue
Confirm by Telephone:	1st Floor - Bond Drop Window
(800) 934-6802	St. Paul, Minnesota 55107